UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: March 3, 2017

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830

(Address of principal executive offices, including zip code)

(732)-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No.1”) serves to amend the Form 8-K (the “Original Form 8-K”) of Middlesex Water Company, (the “Company”) originally furnished to the Securities and Exchange Commission on March 3, 2017 which erroneously listed the record date for the March 1, 2017 common stock dividend payment and was included in the Company’s press release issued on March 3, 2017 and furnished as Exhibit 99.1 to the Original Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On March 3, 2017, Middlesex Water Company announced its financial results for the fourth quarter and year ended December 31, 2016. The revision to the March 3, 2017 press release described above has been included in a revised press release, which was issued by the Company on March 3, 2017. A copy of the revised press release has been included as Exhibit 99.1 to Amendment No.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description of Document
99.1	Press Release (as revised) dated March 3, 2017 issued by Middlesex Water Company, dated March 3, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

/s/A. Bruce O’Connor
A. Bruce O’Connor
Vice President, Treasurer and
Chief Financial Officer

Dated: March 3, 2017

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